THE VANTAGEPOINT FUNDS

Supplement dated November 5, 2008 to the Statement of Additional Information dated
May 1, 2008, as supplemented July 15, 2008 and September 25, 2008

This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.

The following should be read with the information found under the section entitled “Additional Information Regarding Portfolio Managers.”
Capital Guardian Trust Company
The following should be read in conjunction with the information relating to accounts managed by portfolio managers found on page 65.
Jim S. Kang is now a member of the team of portfolio managers that manage the portion of assets of the Growth & Income Fund assigned to Capital Guardian Trust Company. Therefore, the following information about accounts managed by Mr. Kang should be considered part of the table for the Growth & Income Fund. Michael R. Eriksen, David I. Fisher, and Karen A. Miller no longer serve as portfolio managers and are deleted from the table. The information relating to the accounts managed by Terry Berkemeier, Theodore R. Samuels, Eric H. Stern, and Alan J. Wilson remains unchanged.
Other Accounts Managed by Portfolio Manager(s) as of June 30, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
Fund/Portfolio Manager(s)	Number	(in billions)	Number	(in billions)	Number	(in billions)

Growth & Income Fund
Jim S. Kang	10	$2.48	5	$0.81	*52	$7.45*

*	One of these accounts with aggregate assets of $0.88 billion have an advisory fee based upon the performance of the account.
As of October 31, 2008, Mr. Kang did not own any shares of the Growth & Income Fund
Please retain this supplement for future reference.